Exhibit 10.8

4815-8166-5855v.4 641-263

FIFTH AMENDMENT TO CREDIT AGREEMENT
AND LIMITED WAIVER

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT AND LIMITED WAIVER (the "Fifth Amendment to Credit Agreement," or this "Amendment") is entered into effective as of December 29, 2016 (the "Fifth Amendment Effective Date"), among LONESTAR RESOURCES AMERICA INC., a Delaware corporation ("Borrower"), CITIBANK, N.A., a national banking association, as Administrative Agent (in such capacity, the "Administrative Agent"), and the financial institutions executing this Amendment as Lenders.

R E C I T A L S

A.Borrower, the financial institutions signing as Lenders and Administrative Agent are parties to a Credit Agreement dated as of July 28, 2015, as amended by a First Amendment to Credit Agreement dated as of April 29, 2016, as amended by a Second Amendment to Credit Agreement dated as of May 19, 2016, as amended by a Third Amendment to Credit Agreement dated as of July 27, 2016, and as amended by a Fourth Amendment to Credit Agreement dated as of November 23, 2016 (collectively, the "Original Credit Agreement").

B.The parties desire to amend the Original Credit Agreement as hereinafter provided, and Borrower has requested that Lenders consent to the transactions described in Section 4 hereof.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Same Terms.  All terms used herein which are defined in the Original Credit Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides.  In addition, (i) all references in the Loan Documents to the "Agreement" shall mean the Original Credit Agreement, as amended by this Amendment, as the same shall hereafter be amended from time to time, and (ii) all references in the Loan Documents to the "Loan Documents" shall mean the Loan Documents, as amended by this Amendment, as the same shall hereafter be amended from time to time.

2.Conditions Precedent.  The obligations and agreements of Lenders as set forth in this Amendment are subject to the satisfaction (in the reasonable opinion of Administrative Agent), unless waived in writing by Administrative Agent, of each of the following conditions (and upon such satisfaction, this Amendment shall be deemed to be effective as of the Fifth Amendment Effective Date):

(a)Fifth Amendment to Credit Agreement.  Administrative Agent shall have received executed counterparts of this Amendment from each of the Borrower, the Administrative Agent and the Majority Lenders.

(b)Principal Paydown.  Administrative Agent shall have received payment of principal, for the account of the Lenders, in an amount not less than $49,000,000, to be applied ratably to the Loans as set forth in Sections 3.04(c)(v) and (vi) of the Original Credit Agreement.

(c)Fees and Expenses.  Administrative Agent shall have received payment of all reasonable out-of-pocket fees and expenses (including reasonable fees and expenses of outside counsel) incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Amendment.

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(d)Representations and Warranties.  All representations and warranties contained herein or otherwise made in writing in connection herewith shall be true and correct in all material respects (provided that any such representations or warranties that are, by their terms, already qualified by reference to materiality shall be true and correct without regard to such materiality standard) with the same force and effect as though such representations and warranties have been made on and as of the Fifth Amendment Effective Date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (without duplication of materiality) as of such specified earlier date.

3.Amendments to Original Credit Agreement.  On the Fifth Amendment Effective Date, the Original Credit Agreement shall be deemed to be amended as follows:

(a)The first paragraph of Section 9.02(k) of the Original Credit Agreement shall be amended and restate to read in its entirety as follows:

(k)Second Lien Notes issued by the Borrower in exchange for outstanding Permitted Senior Debt pursuant to one or more Senior Debt Exchanges and any guarantees thereof, in an aggregate stated principal amount not to exceed $17,000,000 (not including any interest paid-in-kind pursuant to the terms of such Second Lien Notes) at any one time outstanding after December 29, 2016; provided that:

4.Limited Consent and Waiver.

(a)Principal Paydown.  The Lenders party hereto hereby waive the requirements of any provision of the Loan Documents that might otherwise prohibit the repayment of Loans required hereunder or, without such waiver, result in a breach of any Loan Document or a Default or Event of Default thereunder upon compliance with the requirement hereunder to repay Loans.

(b)Redemption of Second Lien.  On December 22, 2016, Borrower closed an issuance of new Equity Interests (the "December 2016 Equity Issuance").  Borrower has requested that the Lenders consent to its use of a portion of the net cash proceeds of the December 2016 Equity Issuance to Redeem Second Lien Notes in a principal amount of $21,000,000, for a Redemption price not to exceed $21,210,000 plus accrued and unpaid interest to the date of Redemption (the "Proposed Second Lien Redemption").  The Lenders party hereto hereby consent to the Proposed Second Lien Redemption, notwithstanding any provision in the Loan Documents that might otherwise prohibit the Proposed Second Lien Redemption, including but not limited to Section 9.04(b) of the Original Credit Agreement, and waive the requirements of any provision of the Loan Documents that might otherwise prohibit the Proposed Second Lien Redemption or, without such waiver, result in a breach of any Loan Document or a Default or Event of Default thereunder as a result of the Proposed Second Lien Redemption. This consent is limited and does not relate to any other covenant or provision of the Original Credit Agreement or any other Loan Document.

(c)Seaport Transaction.  The Borrower previously entered into an agreement with Seaport Global Securities LLC ("Seaport") in which, among other things, Seaport agreed to repurchase on the Borrower's behalf certain Permitted Senior Debt in one or more open market purchases in exchange for repayment in cash or issuance of certain Equity Interests to Seaport (collectively, the "Seaport Transaction").  Borrower has requested that the Lenders consent to its entry into and consummation of the Seaport Transaction and consent to its use of a portion of the net cash proceeds of the December 2016 Equity Issuance to repay Seaport in full for total

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consideration of not more than $2,167,000 (the "Seaport Repayment").  The Lenders party hereto hereby consent to the Borrower's entry into and consummation of the Seaport Transaction and the Seaport Repayment, notwithstanding any provision in the Loan Documents that might otherwise prohibit the Borrower's entry into and consummation of the Seaport Transaction and the Seaport Repayment, including but not limited to Section 9.02 of the Original Credit Agreement, and waive the requirements of any provision of the Loan Documents that might otherwise prohibit the Borrower's entry into and consummation of the Seaport Transaction and the Seaport Repayment or, without such waiver, result in a breach of any Loan Document or a Default or Event of Default thereunder as a result of the Seaport Repayment.  Notwithstanding the foregoing, the parties hereto acknowledge and agree that no assertion has been made by the Lenders or acknowledged by the Loan Parties as to the existence of any specific prohibition, breach, Default or Event of Default arising as a result of the Borrower's entry into and consummation of the Seaport Transaction and the Seaport Repayment.  This consent is limited and does not relate to any other covenant or provision of the Original Credit Agreement or any other Loan Document.

5.Certain Representations.  Borrower represents and warrants that, as of the Fifth Amendment Effective Date:  (a) Borrower has full power and authority to execute this Amendment, and this Amendment constitutes the legal, valid and binding obligation of Borrower enforceable in accordance with their terms, except as enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors' rights generally; and (b) no authorization, approval, consent or other action by, notice to, or filing with, any governmental authority or other person is required for the execution, delivery and performance by Borrower of this Amendment.  In addition, Borrower represents that after giving effect to this Amendment all representations and warranties contained in the Original Credit Agreement and the other Loan Documents are true and correct in all material respects (provided that any such representations or warranties that are, by their terms, are requalified by reference to materiality shall be true and correct without regard to such materiality standard) on and as of the Fifth Amendment Effective Date as if made on and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects (or true and correct without regard to such materiality standard, as applicable) as of such earlier date.

6.No Further Amendments.  Except as previously amended in writing or as amended hereby, the Original Credit Agreement shall remain unchanged and all provisions shall remain fully effective between the parties.

7.Acknowledgments and Agreements.  Borrower acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms, and Borrower (i) waives any defense, offset, counterclaim or recoupment with respect thereto and (ii) releases and discharges Administrative Agent and Lenders and their officers, directors, employees, agents, shareholders, affiliates and attorneys (the "Released Parties") from any and all obligations, indebtedness, liabilities, claims, rights, causes of action or other demands whatsoever, whether known or unknown, suspected or unsuspected, in law or equity, which Borrower ever had, now has or claims to have or may have against any Released Party arising prior to the Fifth Amendment Effective Date and from or in connection with the Loan Documents or the transactions contemplated thereby, except those resulting from the gross negligence or willful misconduct of the Released Party, as determined by final non-appealable order of a court of competent jurisdiction.  Borrower, Administrative Agent and each Lender do hereby adopt, ratify and confirm the Original Credit Agreement, as amended hereby, and acknowledge and agree that the Original Credit Agreement, as amended hereby, is and remains in full force and effect.  Borrower acknowledges and agrees that its liabilities and obligations under the Original Credit Agreement, as amended hereby, and under the other Loan Documents, are not impaired in any respect by this Amendment.  Any breach of any

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representations, warranties and covenants under this Amendment shall be an Event of Default under the Original Credit Agreement (subject to applicable notice and cure periods as set forth in the Original Credit Agreement).

8.Limitation on Agreements.  The consent, waiver and modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Original Credit Agreement or any of the Loan Documents, other than as specifically set forth herein, or (b) to prejudice any right or rights that Administrative Agent now has or may have in the future under or in connection with the Original Credit Agreement and the other Loan Documents, each as amended hereby, or any of the other documents referred to herein or therein.  This Amendment shall constitute a Loan Document for all purposes.

9.Confirmation of Security.  Borrower hereby confirms and agrees that all of the Security Instruments that presently secure the Obligations shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the Obligations as described in the Original Credit Agreement as modified by this Amendment.

10.Counterparts.  This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument.  In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

11.Incorporation of Certain Provisions by Reference.  The provisions of Section 12.09 of the Original Credit Agreement captioned " Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial" are incorporated herein by reference for all purposes.

12.Entirety, Etc.  This Amendment and all of the other Loan Documents embody the entire agreement between the parties.  THIS AMENDMENT AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[This space is left intentionally blank.  Signature pages follow.]

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Exhibit 10.8

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the date and year first above written.

BORROWER:

LONESTAR RESOURCES AMERICA INC.

By: /s/ Frank D. Bracken, III

Name:Frank D. Bracken III

Title:Chief Executive Officer

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Exhibit 10.8

ADMINISTRATIVE AGENT:

CITIBANK, N.A.

as Administrative Agent

By: /s/ Jarrod Bourgeois

Name:Jarrod Bourgeois

Title:Senior Vice President

LENDERS:

CITIBANK, N.A.

By: /s/ Jarrod Bourgeois

Name:Jarrod Bourgeois

Title:Senior Vice President

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Exhibit 10.8

ABN AMRO CAPITAL USA LLC

By: /s/ Urvashi Zutshi

Name:Urvashi Zutshi

Title:Managing Director

By: /s/ Michaela Braun

Name:Michaela Braun

Title:Director

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Exhibit 10.8

TEXAS CAPITAL BANK, N.A.

By: /s/ Bradley Kraus

Name:Bradley Kraus

Title:Vice President

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BOKF, N.A.

By: /s/ Colin Watson

Name:Colin Watson

Title:Senior Vice President

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COMERICA BANK

By: /s/ Robert C. Pitcock

Name:Robert C. Pitcock

Title:Relationship Manager

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COMPASS BANK

By: /s/ Les Werme

Name:Les Werme

Title:Director

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BARCLAYS BANK PLC

By: /s/ Christopher Aitkin

Name:Christopher Aitkin

Title:Assistant Vice President

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